UNITED STATES
SSECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 8, 2005 Date of Report (Date of earliest event reported)	0-7928 Commission File Number

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-2139466 (I.R.S. Employer Identification Number)

105 Baylis Road
Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 777-8900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On June 8, 2005, Comtech Telecommunications Corp. (the “Registrant”) issued a press release announcing its results of operations for its third quarter ended April 30, 2005.

A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this report (including the exhibit hereto) relating to this announcement shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On June 8, 2005, the Registrant intends to file a Pre-Effective Amendment No. 2 to Form S-3 (Registration No. 333-109928) and is required to update selected historical financial data, previously filed with the Securities and Exchange Commission, (i) to reflect the impact of the adoption of Emerging Issues Task Force Issue No. 04-8, “The Effect of Contingently Convertible Instruments on Diluted Earnings per Share” on the calculation of diluted earnings per share and (ii) to adjust its share and per share amounts to reflect the three-for-two stock split of the Registrant’s common shares that occurred on April 4, 2005.

The adjusted selected historical financial data of the Registrant is filed herewith as Exhibit 99.2 and is incorporated herein by reference. The information contained in this report (including the exhibit hereto) relating to the selected historical financial data is deemed filed under the Securities and Exchange Commission’s rules and regulations and is deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release, dated June 8, 2005, reporting the financial results of the Registrant for its fiscal 2005 third quarter furnished and not filed herewith solely pursuant to Item 2.02).

99.2	Selected Historical Financial Data (filed herewith solely pursuant to Item 8.01).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2005	COMTECH TELECOMMUNICATIONS CORP. By: /s/ Robert G. Rouse —————————————— Name: Robert G. Rouse Title: Executive Vice President and Chief Financial Officer

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